UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2025

Item 1. Reports to Stockholders.

TICKER: AFQSX

Semi-Annual Shareholder Report

January 31, 2025

This semi-annual shareholder report contains important information about Alpha Fiduciary Quantitative Strategy Fund (the "Fund") for the period of August 1, 2024 to January 31, 2025. You can find additional information about the Fund at https://www.afqsx.com/literature. You can also request this information by contacting us at 1-888-266-3996.

What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Alpha Fiduciary Quantitative Strategy Fund	$84.59	1.70%

Fund Statistics
Net Assets ($)	$21,244,266
Number of Portfolio Holdings	3
Portfolio Turnover Rate (%)	0%

What did the Fund invest in?
Sectors (% of net assets)

(A)	Net Cash represents cash and other assets in excess of liabilities, including futures contracts.
Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit https://www.afqsx.com/literature.

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-888-266-3996 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

1

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Alpha Fiduciary Quantitative Strategy Fund
		Schedule of Investments
	January 31, 2025 (Unaudited)
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Equity
29,800	iShares Core S&P 500 ETF *	$ 18,018,868
Total for Exchange Traded Funds (Cost - $10,813,389)		18,018,868	84.82%

MONEY MARKET FUNDS
451,585	Goldman Sachs Financial Square Treasury Instruments Institutional Class 4.20% **	451,585
Total for Money Market Funds (Cost - $451,585)		451,585	2.13%

Total Investment Securities (Cost - $11,264,974)		18,470,453	86.95%
Other Assets in Excess of Liabilities		2,773,813	13.05%

Net Assets		$ 21,244,266	100.00%

* Additional Information, including current Prospectus and Annual Reports, is available at
https://www.ishares.com/us/products/239726/ishares-core-sp-500-etf
** The rate shown represents the 7-day yield at January 31, 2025.
The accompanying notes are an integral part of these financial statements.

Alpha Fiduciary Quantitative Strategy Fund
Schedule of Futures Contracts
January 31, 2025 (Unaudited)
Description	Number of Contracts Purchased/ (Sold)	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)

Index Futures
E-mini Standard & Poor's 500 Futures ***	(129)	3/21/2025	$ (39,133,763)	$ (10,488)

Total	(129)		$ (39,133,763)	$ (10,488)

*** Exchange Traded.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Alpha Fiduciary Quantitative Strategy Fund

Statement of Assets and Liabilities (Unaudited)
January 31, 2025

Assets:
Investment Securities at Fair Value	$ 18,470,453
(Cost - $11,264,974)
Cash	1,000
Margin Deposits for Futures Contracts	2,811,920
Accrued Dividends	1,651
Total Assets	21,285,024
Liabilities:
Unrealized Depreciation on Futures Contracts	10,488
Management Fees Payable	17,806
Service Fees Payable	12,464
Total Liabilities	40,758
Net Assets	$ 21,244,266

Net Assets Consist of:
Paid In Capital	$ 29,577,073
Distributable Earnings/(Accumulated Deficit)	(8,332,807)
Net Assets, for 2,253,067 Shares Outstanding	$ 21,244,266
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($21,244,266/2,253,067 shares)	$ 9.43

Statement of Operations (Unaudited)
For the six month period ended January 31, 2025

Investment Income:
Dividend Income	$ 148,545
Total Investment Income	148,545
Expenses:
Management Fees (Note 4)	106,118
Service Fees (Note 4)	74,283
Total Expenses	180,401

Net Investment Income/(Loss)	(31,856)

Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts
Net Realized Gain/(Loss) on Investments	399,827
Net Realized Gain/(Loss) on Futures Contracts	(2,154,277)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	1,183,118
Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts	(56,088)
Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts	(627,420)

Net Increase/(Decrease) in Net Assets from Operations	$ (659,276)

The accompanying notes are an integral part of these financial statements.

Alpha Fiduciary Quantitative Strategy Fund

Statements of Changes in Net Assets	(Unaudited)
	8/1/2024	8/1/2023
	to	to
	1/31/2025	7/31/2024
From Operations:
Net Investment Income/(Loss)	$ (31,856)	$ (13,452)
Net Realized Gain/(Loss) on Investments	399,827	450,000
Net Realized Gain/(Loss) on Futures Contracts	(2,154,277)	(2,005,820)
Change in Net Unrealized Appreciation/(Depreciation) on Investments	1,183,118	2,882,535
Change in Net Unrealized Appreciation/(Depreciation) on Futures
Contracts	(56,088)	355,688
Increase/(Decrease) in Net Assets from Operations	(659,276)	1,668,951

From Distributions to Shareholders:	-	-

From Capital Share Transactions:
Proceeds From Sale of Shares	811,039	4,578,781
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(1,752,604)	(3,814,130)
Net Increase/(Decrease) from Shareholder Activity	(941,565)	764,651

Net Increase/(Decrease) in Net Assets	(1,600,841)	2,433,602
Net Assets at Beginning of Period	22,845,107	20,411,505
Net Assets at End of Period	$ 21,244,266	$ 22,845,107

Share Transactions:
Issued	85,370	485,351
Reinvested	-	-
Redeemed	(192,810)	(409,501)
Net Increase/(Decrease) in Shares	(107,440)	75,850
Shares Outstanding Beginning of Period	2,360,507	2,284,657
Shares Outstanding End of Period	2,253,067	2,360,507

The accompanying notes are an integral part of these financial statements.

Alpha Fiduciary Quantitative Strategy Fund

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout each period:	8/1/2024		8/1/2023	8/1/2022		8/1/2021	8/1/2020	12/31/2019*
	to		to	to		to	to	to
	1/31/2025		7/31/2024	7/31/2023		7/31/2022	7/31/2021	7/31/2020
Net Asset Value -
Beginning of Period	$ 9.68		$ 8.93	$ 9.15		$ 9.80	$ 6.33	$ 10.00
Net Investment Income/(Loss) (a) (e)	(0.01)		(0.01)	-	(f)	(0.06)	(0.04)	(0.06)
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	(0.24)		0.76	(0.22)		(0.59)	3.51	(3.61)
Total from Investment Operations	(0.25)		0.75	(0.22)		(0.65)	3.47	(3.67)

Distributions (From Net Investment Income)	-		-	-		-	-	-
Distributions (From Realized Capital Gains)	-		-	-		-	-	-
Total Distributions	-		-	-		-	-	-
Net Asset Value -
End of Period	$ 9.43		$ 9.68	$ 8.93		$ 9.15	$ 9.80	$ 6.33

Total Return (c)	(2.58)%	**	8.40%	(2.40)%		(6.63)%	54.82%	(36.70)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 21,244		$ 22,845	$ 20,412		$ 21,968	$ 16,909	$ 10,768

Ratio of Expenses to Average Net Assets (d)	1.70%	***	1.70%	1.70%		1.70%	1.70%	1.65%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets (d) (e)	(0.30)%	***	(0.06)%	0.03%		(0.59)%	(0.50)%	(1.39)%	***
Portfolio Turnover Rate	0.00%	**	0.00%	10.60%		67.50%	59.13%	464.61%	**

* Commencement of Investment Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the
Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.
(d) These ratios exclude the impact of expenses of the underlying investment security holdings listed in the
Schedule of Investments.
(e) Recognition of the net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings listed on the Schedule of Investments.
(f) Less than $0.005.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
ALPHA FIDUCIARY QUANTITATIVE STRATEGY FUND
January 31, 2025
(Unaudited)

1.) ORGANIZATION
Alpha Fiduciary Quantitative Strategy Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on June 11, 2019. The Fund went effective on November 5, 2019, but did not commence investing in line with its objectives until December 31, 2019. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of January 31, 2025, there were ten series authorized by the Trust. The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective using a quantitative strategy by investing primarily in a portfolio of exchange traded funds (“ETFs”) and equity index futures. The investment adviser to the Fund is Alpha Fiduciary, Inc. (the “Adviser”). Significant accounting policies of the Fund are presented below.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown in the Statement of Operations and the Financial Highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the Adviser is deemed to be the Chief Operating Decision Maker.

The Fund follows the significant accounting policies described in this section:

SECURITY VALUATION:
All investments in securities are valued as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Adviser as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION:
The net asset value (“NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the NAV per share.

FUND OF FUND STRUCTURE:
The Fund invests in portfolios of ETFs (the "Underlying Funds"). The shares of many ETFs frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any ETFs purchased by the Fund will not change. For further information on how the Fund values the Underlying Funds, see Note 3.

FUTURES:
The Fund may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. To the extent the Fund enters into a futures contract, it will deposit with the broker cash, cash equivalents or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked to market daily. Should the value of the futures contract decline relative to the Fund’s position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value to maintain its appropriate margin balance. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its long positions in equity securities that might otherwise result. When the Fund is not fully invested in equity securities and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of equity securities that it intends to buy. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended January 31, 2025, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Long-term capital gain distributions are recorded as capital gain distributions from investment companies, and short-term capital gain distributions are recorded as dividend income. Withholding taxes on foreign dividends, if any, are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

ALLOCATION OF EXPENSES:
Expenses incurred by the Trust that don’t relate to a specific fund of the Trust are allocated pro-rata to the funds based on the total number of funds in the Trust at the time the expense was incurred or by another appropriate method.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS:
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including exchange traded funds). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the valuation committee, which includes the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Derivative Instruments (including futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized as Level 1 of the fair value hierarchy. Lacking a last sale price, a derivative held long is generally valued by the pricing service at its last bid price and a derivative held short is generally valued by the pricing service at its last ask price and are generally categorized as a level 2 security. If there is not a bid or ask price on the primary exchange on which the future trades, the future will be valued at fair value as determined in good faith by the Valuation Committee which includes the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value and are classified as level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets/(liabilities) measured at fair value as of January 31, 2025:

Valuation Inputs of Assets/(Liabilities)
		Level 1	Level 2	Level 3	Total
Exchange Traded Funds		$18,018,868	$ -	$ -	$18,018,868
Money Market Funds		451,585	-	-	451,585
Total Investment Securities		$18,470,453	$ -	$ -	$18,470,453

Futures Contracts - Sold		$ (10,488)	$ -	$ -	$ (10,488)

The Fund did not hold any Level 3 assets during the six month period ended January 31, 2025. Futures contracts include unrealized gain/(loss) on contracts open at January 31, 2025.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser receives an investment management fee equal to 1.00% of the Fund’s average daily net assets.

For the six month period ended January 31, 2025, the Adviser earned management fees totaling $106,118. At January 31, 2025, the Fund owed $17,806 to the Adviser.

Additionally, the Fund has a Services Agreement with the Adviser (the “Services Agreement”). Under the Services Agreement the Adviser receives an additional fee of 0.70% of the Fund’s average daily net assets up to $25 million, 0.35% of the Fund’s average daily net assets from $25 million to $100 million, and 0.25% of such assets in excess of $100 million and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees (if any), taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Additionally, under the Services Agreement the Adviser supervises the Fund’s business affairs. The Adviser coordinates for the provision of the services of a Chief Compliance Officer for the Trust with respect to the Fund, executive and administrative services including, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and such other actions with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties under the Services Agreement.

For the six month period ended January 31, 2025, the Adviser earned services fees of $74,283. At January 31, 2025, the Fund owed the Adviser services fees of $12,464.

5.) DERIVATIVE TRANSACTIONS
The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statement of Assets and Liabilities as of January 31, 2025, was as follows:

Unrealized Appreciation/(Depreciation) on Derivatives

Type of Derivative / Risk		Statement of Assets and Liabilities Location		Value of Unrealized Appreciation/ (Depreciation)
Equity Contracts		Unrealized Depreciation on Futures Contracts		($10,488)

Realized and unrealized gains and losses on derivative contracts entered during the six month period ended January 31, 2025, by the Fund are recorded in the following locations in the Statement of Operations.

	Location	Realized Gain/(Loss)	Location		Unrealized Appreciation/ (Depreciation)
Futures Contracts Purchased	Net Realized Gain/ (Loss) on Futures Contracts	($320,402)	Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts		($45,600)
Futures Contracts Sold	Net Realized Gain/ (Loss) on Futures Contracts	($1,833,875)	Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts		($10,488)

During the six month period ended January 31, 2025, the average monthly notional value of the futures contracts purchased long and futures contracts sold short were $4,326,211 and ($11,253,013), respectively.

The table below reflects the offsetting assets and liabilities relating to futures contracts as shown on the Statement of Assets and Liabilities as of January 31, 2025:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged/ (Received)	Net Amount
($10,488)	$0	($10,488)	$0	$10,488 *	$0

* The amount is limited to the net amount of financial assets and liabilities and accordingly does not include excess collateral pledged.

6.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions (the “Administrator”). These individuals are not paid any fees directly by the Fund for serving in such capacity. These individuals receive benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Fund were paid a total of $3,000 in Trustees’ fees for the six month period ended January 31, 2025, by the Adviser.  The Trustees who are not interested persons of the Fund were each paid $875, except Mr. Allen Brown who retired effective September 6, 2024 and was paid $375.

The Chief Compliance Officer (“CCO”) of the Fund was paid $2,000 in CCO fees for the six month period ended January 31, 2025, by the Adviser.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of January 31, 2025, Charles Schwab & Co. Inc., held for the benefit of its customers, in the aggregate, 100.00% of Fund shares.

8.) INVESTMENT TRANSACTIONS
For the six month period ended January 31, 2025, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $0 and $1,436,313, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investment securities owned at January 31, 2025, was $11,264,974.

At January 31, 2025, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)		Net Appreciation (Depreciation)
$7,205,579	$0		$7,205,579

As of January 31, 2025, the difference between book and tax basis unrealized appreciation/(depreciation) - net was primarily related to the tax treatment of derivatives.

The Fund did not pay any distributions during the six month period ended January 31, 2025, or during the fiscal year ended July 31, 2024.

10.) RISKS TO CONSIDER
Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s net asset value and total return, are the imperfect correlation between the change in market value of the futures contract held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund’s use of futures contracts for the purpose of increasing the Fund’s long and/or short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price.

Leveraging Risk. The Fund’s use of futures contracts will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an instrument providing leveraged exposure to the asset class and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

Risks of Exchange Traded Funds. Investment in an ETF carries security-specific risk and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs. Additionally, ETFs are subject to the following risks: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) temporarily stop stock trading.

Risk of Non-Diversification. The Fund is a non-diversified fund, which means that it has the ability to take larger positions in a smaller number of securities than a fund that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment. The Fund may invest a significant percentage of its assets in a single ETF, ETN and/or money market fund, and at times may hold only one such position along with a cash or cash equivalent position.

11.) CONTINGENCIES AND COMMITMENTS
The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

12.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At a meeting held on September 6, 2024 (the “Meeting”), the Board of Trustees (the “Board” and the “Trustees”) considered the renewal of the Management Agreement (the “Management Agreement”) for the Alpha Fiduciary Quantitative Strategy Fund. In approving the continuation of the Management Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by Alpha Fiduciary to the Alpha Fiduciary Quantitative Strategy Fund; (ii) the investment performance of the Alpha Fiduciary Quantitative Strategy Fund; (iii) the cost of the services to be provided and the profits to be realized by Alpha Fiduciary from the relationship with the Alpha Fiduciary Quantitative Strategy Fund; (iv) the extent to which economies of scale will be realized as the Alpha Fiduciary Quantitative Strategy Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Alpha Fiduciary’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at its regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process. The Board also considered the presentation made by a representative of Alpha Fiduciary at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Management Agreement, as well as information relevant to their consideration of the Management Agreement including: (i) information regarding the services and support provided to the Alpha Fiduciary Quantitative Strategy Fund and its shareholders by Alpha Fiduciary; (ii) assessments of the investment performance of the Alpha Fiduciary Quantitative Strategy Fund by Alpha Fiduciary; (iii) commentary on the reasons for the performance; (iv) presentations addressing Alpha Fiduciary’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit related information concerning the Alpha Fiduciary Quantitative Strategy Fund and Alpha Fiduciary; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Alpha Fiduciary; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Alpha Fiduciary, including financial information, a description of personnel and the services provided to the Alpha Fiduciary Quantitative Strategy Fund, information on investment advice, performance, summaries of Alpha Fiduciary Quantitative Strategy Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Alpha Fiduciary Quantitative Strategy Fund; (iii) the anticipated effect of size on the Alpha Fiduciary Quantitative Strategy Fund’s performance and expenses; and (iv) benefits to be realized by Alpha Fiduciary from its relationship with the Alpha Fiduciary Quantitative Strategy Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Management Agreement and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the continuation of the Management Agreement, the Trustees considered numerous factors, including:

1. Nature, Extent, and Quality of the Services Provided by Alpha Fiduciary
In considering the nature, extent, and quality of the services provided by Alpha Fiduciary, the Trustees reviewed the responsibilities of Alpha Fiduciary under the Management Agreement. The Trustees reviewed the services provided by Alpha Fiduciary including, without limitation: investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Alpha Fiduciary Quantitative Strategy Fund’s investment objective, strategies and limitations, and regulatory requirements. The Trustees reflected on their earlier discussions with a representative from Alpha Fiduciary. The Trustees considered the coordination of services for the Alpha Fiduciary Quantitative Strategy Fund among Alpha Fiduciary and the service providers and Alpha Fiduciary’s interactions with the Independent Trustees; and the efforts of Alpha Fiduciary to promote the Alpha Fiduciary Quantitative Strategy Fund and grow its assets. The Trustees noted Alpha Fiduciary’s commitment to retain qualified personnel and to maintain and enhance its resources and systems in order to serve the Alpha Fiduciary Quantitative Strategy Fund. The Trustees evaluated Alpha Fiduciary’s personnel, including the education and experience of their personnel. The Trustees discussed the professionalism of the representatives from Alpha Fiduciary and the overall quality of their presentation to the Board. After reviewing the foregoing information and further information in the materials provided by Alpha Fiduciary, the Board concluded that, considering all the facts and circumstances, the nature, extent, and quality of the services provided by Alpha Fiduciary were satisfactory and adequate for the Alpha Fiduciary Quantitative Strategy Fund.

2. Investment Performance of the Alpha Fiduciary Quantitative Strategy Fund and Alpha Fiduciary
In considering the investment performance of the Alpha Fiduciary Quantitative Strategy Fund and Alpha Fiduciary, the Trustees compared the performance of the Alpha Fiduciary Quantitative Strategy Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. As to the performance of the Alpha Fiduciary Quantitative Strategy Fund, the Trustees compared the Alpha Fiduciary Quantitative Strategy Fund’s performance to its Morningstar category, the U.S. Fund Tactical Allocation category (the “Category”) and to a group of funds of similar size, style and objective, derived from the Category (i.e., U.S. Fund Tactical Allocation category with assets between $5 million and $50 million, excluding index funds, hereafter referred to as the “Peer Group”). The performance data from the Category and the Peer Group covered periods ended June 30, 2024. The Trustees noted that the Alpha Fiduciary Quantitative Strategy Fund had underperformed the average fund in its Category and Peer Group for the 1- and 3-year periods ended June 30, 2024. They also compared the Alpha Fiduciary Quantitative Strategy Fund’s performance to its benchmark index, the S&P 500, for the 1- and 3-year periods ended June 30, 2024, noting that the Fund had underperformed the S&P 500 for each period. The Trustees noted the impact of market conditions on the efficacy of Alpha Fiduciary’s model, which is designed to identify market trends and allocate the Alpha Fiduciary Quantitative Strategy Fund’s portfolio according to such trends. After reviewing and discussing the investment performance of the Alpha Fiduciary Quantitative Strategy Fund further, Alpha Fiduciary’s experience managing the Alpha Fiduciary Quantitative Strategy Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Alpha Fiduciary Quantitative Strategy Fund and Alpha Fiduciary was satisfactory, but noted that it would continue to monitor the Alpha Fiduciary Quantitative Strategy Fund’s performance.

3. Costs of the Services to be Provided and Profits to be Realized by Alpha Fiduciary
In considering the costs of the services to be provided and profits to be realized by Alpha Fiduciary from the relationship with the Alpha Fiduciary Quantitative Strategy Fund, the Trustees considered: (1) Alpha Fiduciary’s financial condition and the level of commitment to the Alpha Fiduciary Quantitative Strategy Fund by the principals of Alpha Fiduciary; (2) the expected asset level of the Alpha Fiduciary Quantitative Strategy Fund; (3) the overall expenses of the Alpha Fiduciary Quantitative Strategy Fund, which includes the fees paid to Alpha Fiduciary under the Services Agreement; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed the information provided by Alpha Fiduciary regarding its profits associated with managing the Alpha Fiduciary Quantitative Strategy Fund. The Trustees also considered the benefits for Alpha Fiduciary in managing the Alpha Fiduciary Quantitative Strategy Fund. The Trustees then compared the fees and expenses of the Alpha Fiduciary Quantitative Strategy Fund (including the management fee) to the Category and Peer Group. The Trustees reviewed the management fee as compared to the Peer Group and Category averages and noted that the management fee was higher than the average management fee of the Category, but lower than the average management fee of the Peer Group, and was within the range of management fees charged by funds in the Category and Peer Group. The Trustees also reviewed the Fund’s net expense ratio and compared it to the Category and Peer Group, noting that the net expense ratio for the Alpha Fiduciary Quantitative Strategy Fund was higher than the Category average but lower than the Peer Group average, and within the range of the Category and Peer Group. The Trustees considered that under the contractual arrangements with Alpha Fiduciary, it was required to pay most of the Alpha Fiduciary Quantitative Strategy Fund’s operating expenses out of its assets. The Board also compared the Alpha Fiduciary Quantitative Strategy Fund’s management fee to the management fees being paid by Alpha Fiduciary’s non-mutual fund clients, noting that the Alpha Fiduciary Quantitative Strategy Fund’s fee was lower than the first tier charged to non-mutual fund clients, but higher than the lowest tier of the breakpoint schedule charged to non-mutual fund clients. They further considered Alpha Fiduciary’s decision to make the Alpha Fiduciary Quantitative Strategy Fund’s investment strategy only available to clients through the Alpha Fiduciary Quantitative Strategy Fund due to the complexity of the strategy and, in particular, its use of futures contracts, as a result of which, there are not directly comparable non-mutual fund clients. The Board also considered Alpha Fiduciary’s profitability, noting that Alpha Fiduciary is profitable with respect to the management fee, but unprofitable with respect to the Services Agreement, but overall, the Board noted that Alpha Fiduciary was profitable with respect to its relationship with the Alpha Fiduciary Quantitative Strategy Fund. Based on the foregoing, the Board concluded that the fees paid to Alpha Fiduciary and the profits realized by Alpha Fiduciary, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by Alpha Fiduciary.

4. Economies of Scale
The Trustees next considered the impact of economies of scale on the Alpha Fiduciary Quantitative Strategy Fund’s size and whether advisory fee levels will reflect those economies of scale for the benefit of the Alpha Fiduciary Quantitative Strategy Fund’s investors. In this regard, the Board considered the Alpha Fiduciary Quantitative Strategy Fund’s fee arrangements with Alpha Fiduciary. The Board noted that the management fee would remain the same at all asset levels, but under the Services Agreement the Alpha Fiduciary Quantitative Strategy Fund’s overall expenses would drop as assets increase in the Fund. They discussed the breakpoints included in the Services Agreement and their impact on shareholders. It was further noted that, under the Services Agreement, Alpha Fiduciary is obligated to pay certain of the Alpha Fiduciary Quantitative Strategy Fund’s operating expenses which has the effect of limiting the overall fees paid by the Fund. The Trustees acknowledged that Alpha Fiduciary may generate a profit from the fees earned under the Services Agreement. Following further discussion of the Alpha Fiduciary Quantitative Strategy Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangement with Alpha Fiduciary was fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by Alpha Fiduciary.

5. Possible Conflicts of Interest and Benefits to Alpha Fiduciary
In considering Alpha Fiduciary’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Alpha Fiduciary Quantitative Strategy Fund; the basis of decisions to buy or sell securities for the Alpha Fiduciary Quantitative Strategy Fund; and the substance and administration of Alpha Fiduciary’s respective codes of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Alpha Fiduciary’s potential conflicts of interest. The Trustees noted that Alpha Fiduciary does not utilize soft dollars. The Trustees discussed the potential benefit of additional public exposure of Alpha Fiduciary based on marketing that is done for the Alpha Fiduciary Quantitative Strategy Fund. No other potential benefits (other than the management and service fees paid to Alpha Fiduciary) were identified by the Trustees. Based on the foregoing, the Board determined that Alpha Fiduciary’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Independent Trustees also met in executive session along with Counsel to discuss the approval of the Management Agreement. The officers of the Trust and others present were excused during this executive session.

After further review and discussion, it was the Board’s determination that the best interests of the Fund’s shareholders were served by the renewal of the Management Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ James Craft
James Craft
President

Date: 3/28/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 3/28/2025

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 3/28/2025